UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2010

American Century Investments®

International Bond Fund

Table of Contents

President’s Letter	2
Market Perspective	3
Major Currency and Global Bond Market Returns	3

International Bond

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Bond Holdings by Country	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	35

Other Information

Proxy Voting Results	36
Management	37
Board Approval of Management Agreements	41
Additional Information	47
Index Definitions	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By Dave MacEwen, Chief Investment Officer, Fixed Income

Debt Concerns Drove Foreign Bond Performance

Despite a dramatic change in market conditions, international fixed-income markets advanced for the 12 months ended June 30, 2010. In the first half of the period, bond market performance was driven by a burgeoning global economic recovery. As in the U.S., the major economies in Europe and Asia delivered positive economic growth in the second half of 2009 as government stimulus programs began to pay off. Commodity-driven economies enjoyed the most resilient recoveries; for example, robust growth in Australia and Norway led their central banks to raise short-term interest rates in late 2009. In this environment, global bond yields were relatively stable, and riskier assets posted the best returns.

As 2010 began, however, the economic environment took a back seat to concerns about a potential sovereign debt crisis, which began with a spiraling fiscal deficit in Greece and the threat of a default on the country’s sovereign debt. This led to worries about other European countries with fiscal challenges, including Portugal, Spain, Italy, and Ireland. The end result was a “flight to quality” that fueled a global bond market rally during the last few months of the period. The largest and most liquid bond markets—such as Germany, Japan, and the U.K.—benefited the most from the flight to quality, while peripheral European bond markets fared less well despite the European Central Bank’s efforts to provide liquidity to these markets.

Euro Weakness Weighed on Results

Currency fluctuations had a significant impact on international bond returns. The debt upheaval in Europe led to a steep decline in the euro versus other foreign currencies, including a drop of nearly 15% against the U.S. dollar, erasing the gains in European bonds for U.S. investors (though the euro rebounded in July). In contrast, the flight to quality caused investors to shift into safe-haven currencies such as the Japanese yen, which rallied against virtually every major currency, including the U.S. dollar. The more cyclical currencies, including the Australian and Canadian dollars, also appreciated against the U.S. dollar during the 12 months.

Major Currency and Global Bond Market Returns
For the 12 months ended June 30, 2010
Currency Returns
U.S. Dollar vs. Euro	14.66%
U.S. Dollar vs. Japanese Yen	–8.23%
International Bond Market Returns (in dollars)
JPMorgan Government Bond Index — Global, excluding U.S.	2.95%
JPMorgan Global Traded Government Bond Index	4.31%

Performance

International Bond

Total Returns as of June 30, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	BEGBX	-2.39%	3.35%	6.37%	5.92%	1/7/92
Fund benchmark(1)	—	-1.80%	4.57%	7.55%	6.60%(2)	—
JPMorgan Global Traded
Government Bond Index	—	4.31%	5.44%	6.70%	6.41%(2)	—
Institutional Class	AIDIX	-2.19%	3.57%	—	4.50%	8/2/04
A Class(3)	AIBDX					10/27/98
No sales charge*		-2.65%	3.05%	6.10%	4.16%
With sales charge*		-7.06%	2.10%	5.61%	3.75%
B Class	AIQBX					9/28/07
No sales charge*		-3.32%	—	—	0.70%
With sales charge*		-7.32%	—	—	-0.38%
C Class	AIQCX	-3.32%	—	—	0.70%	9/28/07
R Class	AIBRX	-2.82%	—	—	1.20%	9/28/07

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	See Index Definitions page.
(2)	Since 12/31/91, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

International Bond

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.83%	0.63%	1.08%	1.83%	1.83%	1.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

International Bond

Portfolio Managers: John Lovito and Federico Garcia Zamora

Performance Summary

International Bond returned –2.39%* for the 12 months ended June 30, 2010. By comparison, the JPMorgan Global Traded Government Bond Index (JPM GTGBI) returned 4.31%, while the fund’s benchmark (the JPM GTGBI with the U.S. excluded and Japan weighted at 15%) returned –1.80%.

The positive performance of the JPM GTGBI resulted from broad gains in bond markets around the globe, led by the U.S. and larger markets in Europe. In addition, strength in the U.S. dollar and Japanese yen more than offset a sharp decline in the euro, further boosting the return of the JPM GTGBI. In contrast, the modified JPM GTGBI that serves as the fund’s benchmark posted a negative return for the 12-month period. The lack of exposure to both the U.S bond market and the U.S. dollar, as well as a limited position in the Japanese bond market and currency, contributed to the weaker results for the benchmark.

International Bond also declined for the 12 months and trailed the performance of the benchmark. It’s worth noting that the return for the benchmark was calculated as of 4:00 p.m. London time (11:00 a.m. Eastern U.S. time) on the last day of the period, while the fund’s return was calculated as of 4:00 p.m. Eastern U.S. time. Currency fluctuations in between these times can have an impact on relative performance. In addition, the fund’s results reflected operating expenses, while the benchmark’s return did not.

Portfolio Positioning

We made a number of adjustments to International Bond’s bond market positioning over the course of the 12-month period as market conditions changed and valuation opportunities arose. As the period began, the fund held overweight positions in New Zealand and the euro zone, along with underweight positions in Australia, Japan, and the U.K. The underweight in Japan was the only positioning that remained in place throughout the period, and it was a negative factor as the Japanese bond market outperformed in dollar terms.

We shifted from an underweight to an overweight position in the U.K. after its bond market lagged in 2009. At the same time, we reduced our euro zone exposure, establishing noteworthy underweights in Italy and France. This positioning proved favorable as the U.K. bond market held up better than the Italian and French markets in the first half of 2010.

Another trade that added value during the period was to add short-term Australian securities to the portfolio while selling short-term Canadian and German notes. Yields on short-term securities in Australia were relatively high in early 2010 as the market priced in a series of short-term interest rate increases by the Australian central bank, whereas short-term yields in Canada and Germany were considerably less attractive. We reversed this

*All fund returns referenced in this commentary are for Investor Class shares.

International Bond

trade toward the end of the period after short-term yields in these markets converged, producing some excess return for the portfolio.

We lowered International Bond’s holdings of non-government bonds from approximately 20% of the portfolio in mid-2009 to about 10% by the end of the period. The fund’s exposure to this segment of the market was generally a positive factor, though it lagged during the flight to quality late in the period.

The fund’s positioning for a flatter U.S. Treasury yield curve (a narrower gap between long- and short-term interest rates) was a modestly positive contributor as the spread between long- and short-term Treasury yields narrowed slightly but remained near historically wide levels.

Currency Positioning

On balance, our currency positioning detracted from results relative to the benchmark for the 12-month period. The primary factors were underweight positions in the U.S. dollar and Japanese yen, both of which appreciated notably versus the other major currencies.

On the positive side, the fund’s underweight position in the euro added value as the Continental currency declined sharply, particularly in the last few months of the period. In addition, our overweight positions in the cyclical currencies (Australia, New Zealand, Canada, and Norway) also enhanced results as most of these currencies rallied versus the U.S. dollar. In particular, the Canadian dollar advanced by nearly 10% against the currency of its neighbor to the south.

A Look Ahead

Although global economic growth appears to be downshifting as we move into the second half of 2010, we remain confident that the recovery will continue to move forward, albeit at a slow and gradual pace. As we have long maintained, it is likely to be a protracted global expansion that will progress in fits and starts. Given the current economic headwinds, we expect interest rates to remain accommodative through at least the end of this year. This will especially be true in Europe, where the central bank is taking actions to help provide stability to the European debt markets and reduce currency volatility.

Within the portfolio, we will continue to emphasize bond markets in countries that have been less aggressive in stimulating economic growth and therefore have more stable financial positions. In addition, we still favor the cyclical currencies, which we expect to outperform thanks to their robust economies.

International Bond

Portfolio at a Glance
As of 6/30/10
Weighted Average Life	9.1 years
Average Duration (Effective)	6.8 years

Bond Holdings by Country
% of net assets
as of 6/30/10
Germany(1)	15.6%
United Kingdom	15.2%
Japan	13.5%
France(1)	6.2%
Italy(1)	5.2%
Finland(1)	5.0%
Spain(1)	4.8%
Netherlands(1)	4.8%
Austria(1)	4.7%
Belgium(1)	4.5%
Canada	4.0%
Ireland(1)	3.7%
Denmark	2.7%
Portugal(1)	2.4%
Multi-National	2.4%
Sweden	2.1%
Australia	1.4%
United States	0.1%
Cash and Equivalents(2)	1.7%
(1) These countries are members of the euro zone.
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Government Bonds	86.6%
Credit	11.6%
Short-Term Investments	0.1%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	1.2%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$932.10	$3.93	0.82%
Institutional Class	$1,000	$933.40	$2.97	0.62%
A Class	$1,000	$931.20	$5.12	1.07%
B Class	$1,000	$928.00	$8.70	1.82%
C Class	$1,000	$928.00	$8.70	1.82%
R Class	$1,000	$930.10	$6.32	1.32%
Hypothetical
Investor Class	$1,000	$1,020.73	$4.11	0.82%
Institutional Class	$1,000	$1,021.72	$3.11	0.62%
A Class	$1,000	$1,019.49	$5.36	1.07%
B Class	$1,000	$1,015.77	$9.10	1.82%
C Class	$1,000	$1,015.77	$9.10	1.82%
R Class	$1,000	$1,018.25	$6.61	1.32%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

International Bond

JUNE 30, 2010

		Principal				Principal
		Amount	Value			Amount	Value
Government Bonds — 86.6%				Government
				of Finland,
AUSTRALIA—0.7%				3.875%, 9/15/17(1)	EUR	18,290,000	$ 24,683,238
Government				Government
of Australia,				of Finland,
6.50%, 5/15/13	AUD	12,450,000	$ 11,058,639	4.375%, 7/4/19(1)	EUR	4,125,000	5,720,726
AUSTRIA—4.7%				Government
Republic of Austria,				of Finland,
3.40%, 10/20/14(1)	EUR	19,180,000	24,973,231	4.00%, 7/4/25(1)	EUR	5,500,000	7,320,689
Republic of Austria,							74,946,934
4.30%, 9/15/17(1)(2)	EUR	8,400,000	11,325,255	FRANCE—4.1%
Republic of Austria,				Government
4.35%, 3/15/19(1)(2)	EUR	20,220,000	27,277,778	of France,
Republic of Austria,				4.00%, 4/25/14(1)	EUR	14,770,000	19,717,643
4.15%, 3/15/37(1)(2)	EUR	5,725,000	7,410,315	Government
			70,986,579	of France,
BELGIUM—4.5%				3.25%, 4/25/16(1)	EUR	6,100,000	7,892,536
Kingdom of Belgium,				Government
4.00%, 3/28/14(1)	EUR	25,300,000	33,303,880	of France,
				4.25%, 4/25/19(1)	EUR	13,170,000	17,834,025
Kingdom of Belgium,
4.00%, 3/28/18(1)	EUR	19,070,000	24,817,181	Government
				of France,
Kingdom of Belgium,				5.50%, 4/25/29(1)	EUR	4,280,000	6,582,736
5.00%, 3/28/35(1)	EUR	7,150,000	10,065,402
				Government
			68,186,463	of France,
CANADA—4.0%				4.75%, 4/25/35(1)	EUR	6,285,000	9,017,890
Government							61,044,830
of Canada,				GERMANY—11.9%
3.75%, 6/1/12(1)	CAD	15,440,000	15,149,054
				German
Government				Federal Republic,
of Canada,				3.50%, 1/4/16(1)	EUR	45,900,000	61,455,215
5.00%, 6/1/14(1)	CAD	16,090,000	16,737,197
				German
Government				Federal Republic,
of Canada,				3.75%, 1/4/19(1)	EUR	19,665,000	26,542,594
3.75%, 6/1/19	CAD	9,200,000	9,144,950
				German
Government				Federal Republic,
of Canada,				5.625%, 1/4/28(1)	EUR	17,020,000	27,518,805
5.75%, 6/1/33(1)	CAD	15,701,000	19,479,977
				German
			60,511,178	Federal Republic,
DENMARK—2.7%				4.75%, 7/4/34(1)	EUR	14,380,000	21,799,396
Kingdom of Denmark,				German
5.00%, 11/15/13(1)	DKK	180,000,000	33,219,013	Federal Republic,
Kingdom of Denmark,				4.25%, 7/4/39(1)	EUR	10,700,000	15,442,164
4.00%, 11/15/17(1)	DKK	37,500,000	6,849,279	KfW, 4.375%,
			40,068,292	10/11/13(1)	EUR	19,400,000	25,927,990
FINLAND—5.0%							178,686,164
Government				IRELAND—3.7%
of Finland,				Republic of Ireland,
4.25%, 9/15/12(1)	EUR	8,400,000	11,049,721	4.00%, 1/15/14(1)	EUR	11,500,000	14,106,313
Government				Republic of Ireland,
of Finland,				5.90%, 10/18/19(1)	EUR	27,420,000	34,560,203
3.125%, 9/15/14(1)	EUR	20,000,000	26,172,560

International Bond

		Principal				Principal
		Amount	Value			Amount	Value
Republic of Ireland,				SPAIN—4.8%
5.40%, 3/13/25(1)	EUR	6,400,000	$ 7,350,906	Government of Spain,
			56,017,422	5.40%, 7/30/11(1)	EUR	11,550,000	$ 14,605,543
ITALY—5.2%				Government of Spain,
Republic of Italy,				4.25%, 1/31/14(1)	EUR	21,460,000	27,125,154
5.25%, 8/1/17(1)	EUR	16,980,000	22,891,721	Government of Spain,
Republic of Italy,				3.80%, 1/31/17(1)	EUR	8,230,000	9,824,028
4.25%, 3/1/20	EUR	25,820,000	32,193,121	Government of Spain,
Republic of Italy,				4.00%, 4/30/20(1)	EUR	6,180,000	7,227,492
5.00%, 8/1/34(1)	EUR	9,410,000	11,549,146	Government of Spain,
Republic of Italy,				4.90%, 7/30/40(1)	EUR	11,800,000	13,422,153
4.00%, 2/1/37(1)	EUR	11,500,000	12,310,539				72,204,370
			78,944,527	SWEDEN—2.1%
JAPAN—12.5%				Government
Government of Japan,				of Sweden,
1.20%, 3/20/12(1)	JPY	3,470,000,000	39,949,251	5.25%, 3/15/11(1)	SEK	100,000,000	13,219,876
Government of Japan,				Government
0.60%, 9/20/14	JPY	3,072,600,000	35,235,596	of Sweden,
				6.75%, 5/5/14(1)	SEK	78,200,000	11,836,834
Government of Japan,
1.20%, 6/20/15(1)	JPY	3,230,000,000	38,031,620	Government
				of Sweden,
Government of Japan,				4.25%, 3/12/19(1)	SEK	47,530,000	6,886,445
1.80%, 6/20/18(1)	JPY	780,000,000	9,541,858
Government of Japan,							31,943,155
1.50%, 9/20/18(1)	JPY	2,650,000,000	31,665,784	UNITED KINGDOM—13.5%
Government of Japan,				Government
2.10%, 12/20/26(1)	JPY	1,701,000,000	20,435,471	of United Kingdom,
				5.00%, 3/7/12(1)	GBP	5,300,000	8,481,886
Government of Japan,
2.40%, 3/20/37(1)	JPY	1,100,000,000	13,691,681	Government
				of United Kingdom,
			188,551,261	5.00%, 9/7/14(1)	GBP	10,480,000	17,637,361
NETHERLANDS—4.8%				Government
Kingdom of				of United Kingdom,
Netherlands,				4.00%, 9/7/16(1)	GBP	11,900,000	19,271,479
4.25%, 7/15/13(1)	EUR	27,000,000	36,166,040
				Government
Kingdom of				of United Kingdom,
Netherlands,				4.50%, 3/7/19(1)	GBP	35,100,000	57,579,589
4.00%, 7/15/16	EUR	9,190,000	12,512,279	Government
Kingdom of				of United Kingdom,
Netherlands,				3.75%, 9/7/19(1)	GBP	17,400,000	26,904,439
3.50%, 7/15/20	EUR	10,340,000	13,398,209	Government
Kingdom of				of United Kingdom,
Netherlands,				4.25%, 6/7/32(1)	GBP	3,970,000	6,029,389
4.00%, 1/15/37(1)	EUR	7,450,000	10,160,706
				Government
			72,237,234	of United Kingdom,
PORTUGAL—2.4%				4.25%, 3/7/36(1)	GBP	14,700,000	22,237,591
Republic of Portugal,				Government
3.60%, 10/15/14(1)	EUR	7,780,000	9,344,618	of United Kingdom,
Republic of Portugal,				4.50%, 12/7/42(1)	GBP	28,820,000	45,663,970
4.35%, 10/16/17(1)	EUR	19,460,000	22,734,140				203,805,704
Republic of Portugal,				TOTAL GOVERNMENT BONDS
4.75%, 6/14/19(1)	EUR	4,060,000	4,719,362	(Cost $1,388,576,564)			1,305,990,872
			36,798,120

International Bond

		Principal				Principal
		Amount	Value			Amount/
						Shares	Value
Credit — 11.6%				UNITED KINGDOM—1.7%
AUSTRALIA—0.7%				Royal Bank of
New South Wales				Scotland Group
Treasury Corp.,				plc, MTN, 3.25%,
5.50%, 3/1/17(1)	AUD	12,100,000	$ 10,255,554	1/25/13(1)	EUR	20,000,000	$ 24,850,440
FRANCE—2.1%				TOTAL CREDIT
Compagnie de				(Cost $167,716,237)			174,223,618
Financement
Foncier, MTN,				Short-Term Investments — 0.1%
1.25%, 12/1/11(1)	JPY	2,750,000,000	31,293,019	UNITED STATES—0.1%
GERMANY—3.7%				U.S. Treasury Bills,
Eurohypo AG				0.15%, 9/2/10(1)(4)
(Covered Bond),				(Cost $1,999,475)	USD	2,000,000	1,999,476
3.75%, 4/11/11(1)	EUR	44,300,000	55,206,186	Temporary Cash Investments — 0.5%
JAPAN—1.0%				JPMorgan U.S. Treasury
Development Bank				Plus Money Market
of Japan, 2.30%,				Fund Agency Shares(1)		735	735
3/19/26(1)	JPY	1,280,000,000	15,572,178
				Repurchase Agreement, Bank of America
MULTI-NATIONAL—2.4%				Securities, LLC, (collateralized by various
European Investment				U.S. Treasury obligations, 1.125%, 6/30/11,
Bank, MTN,				valued at $7,065,080), in a joint trading
4.75%, 6/6/12(1)	GBP	10,550,000	16,820,736	account at 0.01%, dated 6/30/10, due
European Investment				7/1/10 (Delivery value $6,927,002)(1)			6,927,000
Bank, MTN, 5.375%,				TOTAL TEMPORARY
10/15/12(1)	EUR	14,660,000	19,657,992	CASH INVESTMENTS
			36,478,728	(Cost $6,927,735)			6,927,735
SPAIN(3)				TOTAL INVESTMENT
				SECURITIES — 98.8%
FTA Santander Auto,				(Cost $1,565,220,011)			1,489,141,701
Class A, VRN, 0.75%,
8/25/10, resets				OTHER ASSETS
quarterly off the				AND LIABILITIES — 1.2%			18,708,123
3-month Euribor plus				TOTAL NET ASSETS — 100.0%			$1,507,849,824
0.06% with no caps(1)	EUR	470,763	567,513

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
99	U.S. Long Bond	September 2010	$12,622,500	$371,010

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
390	U.S. Treasury 2-Year Notes	September 2010	$85,342,969	$(372,592)

International Bond

Forward Foreign Currency Exchange Contracts
					Unrealized
Contracts to Sell		Counterparty	Settlement Date	Value	Gain (Loss)
357,274,820	JPY for AUD	Westpac Banking Corp.	7/30/10	$ 4,042,716	$ (110,776)
240,000,000	JPY for EUR	Barclays Bank plc	7/30/10	2,715,702	(170,467)
1,092,570,000	JPY for EUR	Barclays Bank plc	7/30/10	12,362,892	(435,738)
240,000,001	JPY for GBP	Barclays Bank plc	7/30/10	2,715,702	(171,371)
364,190,000	JPY for GBP	Barclays Bank plc	7/30/10	4,120,964	(142,009)
4,690,000	AUD for JPY	Westpac Banking Corp.	7/30/10	3,934,676	5,556
5,500,000	EUR for JPY	Westpac Banking Corp.	7/30/10	6,726,189	(55,917)
8,817,681	EUR for JPY	UBS AG	7/30/10	10,783,524	19,759
310,000	AUD for USD	HSBC Holdings plc	7/30/10	260,075	2,179
790,000	AUD for USD	HSBC Holdings plc	7/30/10	662,771	(893)
940,000	AUD for USD	Westpac Banking Corp.	7/30/10	788,613	54,661
1,650,000	AUD for USD	HSBC Holdings plc	7/30/10	1,384,268	(19,371)
28,370,070	AUD for USD	UBS AG	7/30/10	23,801,070	2,130,308
300,000	CAD for USD	HSBC Holdings plc	7/30/10	281,760	(1,412)
320,000	CAD for USD	Westpac Banking Corp.	7/30/10	300,544	14,754
330,000	CAD for USD	Westpac Banking Corp.	7/30/10	309,936	12,458
380,000	CAD for USD	HSBC Holdings plc	7/30/10	356,896	11,378
440,000	CAD for USD	Westpac Banking Corp.	7/30/10	413,248	14,211
480,000	CAD for USD	Westpac Banking Corp.	7/30/10	450,816	15,775
700,000	CAD for USD	HSBC Holdings plc	7/30/10	657,440	21,085
720,000	CAD for USD	HSBC Holdings plc	7/30/10	676,224	5,511
840,000	CAD for USD	HSBC Holdings plc	7/30/10	788,927	34,239
1,500,000	CAD for USD	HSBC Holdings plc	7/30/10	1,408,799	36,719
2,740,000	CAD for USD	HSBC Holdings plc	7/30/10	2,573,406	56,203
4,430,000	CAD for USD	Westpac Banking Corp.	7/30/10	4,160,653	141,070
13,720,223	CHF for USD	HSBC Holdings plc	7/30/10	12,734,765	(7,049)
20,000	DKK for USD	Westpac Banking Corp.	7/30/10	3,283	173
2,990,000	DKK for USD	Westpac Banking Corp.	7/30/10	490,881	25,972
5,970,000	DKK for USD	UBS AG	7/30/10	980,121	25,581
110,538,579	DKK for USD	Barclays Bank plc	7/30/10	18,147,606	1,581,210
70,000	EUR for USD	Westpac Banking Corp.	7/30/10	85,606	4,466
1,900,000	EUR for USD	Westpac Banking Corp.	7/30/10	2,323,592	195,492
1,900,000	EUR for USD	HSBC Holdings plc	7/30/10	2,323,592	11,432
2,000,000	EUR for USD	HSBC Holdings plc	7/30/10	2,445,887	188,713
2,010,000	EUR for USD	HSBC Holdings plc	7/30/10	2,458,116	86,845
2,500,000	EUR for USD	Westpac Banking Corp.	7/30/10	3,057,358	83,442
2,700,000	EUR for USD	HSBC Holdings plc	7/30/10	3,301,947	(7,974)
3,500,000	EUR for USD	HSBC Holdings plc	7/30/10	4,280,302	54,693
3,800,000	EUR for USD	Westpac Banking Corp.	7/30/10	4,647,185	54,935
5,420,000	EUR for USD	Westpac Banking Corp.	7/30/10	6,628,353	51,662
6,210,000	EUR for USD	HSBC Holdings plc	7/30/10	7,594,478	(52,868)
110,000	GBP for USD	HSBC Holdings plc	7/30/10	164,351	(4,121)
350,000	GBP for USD	HSBC Holdings plc	7/30/10	522,935	1,176
450,000	GBP for USD	Westpac Banking Corp.	7/30/10	672,345	(8,107)
470,000	GBP for USD	HSBC Holdings plc	7/30/10	702,227	(5,668)
500,000	GBP for USD	HSBC Holdings plc	7/30/10	747,050	(5,530)

International Bond

					Unrealized
Contracts to Sell		Counterparty	Settlement Date	Value	Gain (Loss)
540,000	GBP for USD	Westpac Banking Corp.	7/30/10	$ 806,814	$ 4,032
560,000	GBP for USD	Westpac Banking Corp.	7/30/10	836,696	2,677
610,000	GBP for USD	Westpac Banking Corp.	7/30/10	911,401	(11,120)
630,000	GBP for USD	HSBC Holdings plc	7/30/10	941,283	(34,669)
650,000	GBP for USD	HSBC Holdings plc	7/30/10	971,165	(26,481)
910,000	GBP for USD	UBS AG	7/30/10	1,359,631	(55,550)
1,000,000	GBP for USD	HSBC Holdings plc	7/30/10	1,494,100	(55,230)
1,080,000	GBP for USD	HSBC Holdings plc	7/30/10	1,613,628	(24,635)
1,130,000	GBP for USD	HSBC Holdings plc	7/30/10	1,688,333	(37,098)
1,190,000	GBP for USD	Westpac Banking Corp.	7/30/10	1,777,979	20,147
2,530,000	GBP for USD	Barclays Bank plc	7/30/10	3,780,073	(43,896)
61,000,000	JPY for USD	Westpac Banking Corp.	7/30/10	690,241	(31,856)
66,000,000	JPY for USD	HSBC Holdings plc	7/30/10	746,818	(38,192)
92,000,000	JPY for USD	Westpac Banking Corp.	7/30/10	1,041,019	(54,097)
98,000,000	JPY for USD	UBS AG	7/30/10	1,108,911	(12,678)
100,000,000	JPY for USD	HSBC Holdings plc	7/30/10	1,131,542	(52,153)
100,000,000	JPY for USD	HSBC Holdings plc	7/30/10	1,131,542	(47,637)
100,000,000	JPY for USD	HSBC Holdings plc	7/30/10	1,131,542	(38,491)
102,000,000	JPY for USD	Westpac Banking Corp.	7/30/10	1,154,173	(54,680)
123,960,000	JPY for USD	HSBC Holdings plc	7/30/10	1,402,660	(44,269)
142,000,000	JPY for USD	HSBC Holdings plc	7/30/10	1,606,790	(66,075)
145,000,000	JPY for USD	Westpac Banking Corp.	7/30/10	1,640,736	(98,303)
169,000,000	JPY for USD	HSBC Holdings plc	7/30/10	1,912,306	(35,050)
253,882,451	JPY for USD	Westpac Banking Corp.	7/30/10	2,872,787	(153,992)
351,000,000	JPY for USD	Barclays Bank plc	7/30/10	3,971,713	(138,580)
310,000	NOK for USD	Westpac Banking Corp.	7/30/10	47,565	2,856
2,850,000	NOK for USD	HSBC Holdings plc	7/30/10	437,293	1,924
22,520,000	NOK for USD	Westpac Banking Corp.	7/30/10	3,455,386	253,198
510,000	NZD for USD	Westpac Banking Corp.	7/30/10	349,143	17,237
1,010,000	NZD for USD	Westpac Banking Corp.	7/30/10	691,439	27,630
2,950,000	NZD for USD	HSBC Holdings plc	7/30/10	2,019,550	(11,603)
1,940,000	SEK for USD	HSBC Holdings plc	7/30/10	248,800	(1,343)
4,470,000	SEK for USD	Westpac Banking Corp.	7/30/10	573,265	22,846
134,327,999	SEK for USD	Deutsche Bank AG	7/30/10	17,227,185	1,143,712
				$223,763,300	$4,070,968
(Value on Settlement Date $227,834,268)

International Bond

					Unrealized
Contracts to Buy		Counterparty	Settlement Date	Value	Gain (Loss)
4,690,000	AUD for JPY	Westpac Banking Corp.	7/30/10	$ 3,934,676	$ 2,736
1,928,499	EUR for JPY	Barclays Bank plc	7/30/10	2,358,445	(186,788)
9,742,337	EUR for JPY	Barclays Bank plc	7/30/10	11,914,326	(12,827)
1,669,588	GBP for JPY	Barclays Bank plc	7/30/10	2,494,532	(49,798)
2,715,844	GBP for JPY	Barclays Bank plc	7/30/10	4,057,742	78,787
353,008,796	JPY for AUD	Westpac Banking Corp.	7/30/10	3,994,444	54,212
608,658,050	JPY for EUR	Westpac Banking Corp.	7/30/10	6,887,223	216,952
1,000,000,000	JPY for EUR	UBS AG	7/30/10	11,315,423	512,140
1,410,000	AUD for USD	Barclays Bank plc	7/30/10	1,182,920	28,129
6,538,000	AUD for USD	Westpac Banking Corp.	7/30/10	5,485,055	103,006
24,825,000	AUD for USD	Westpac Banking Corp.	7/30/10	20,826,934	(1,227,969)
100,000	CAD for USD	Barclays Bank plc	7/30/10	93,920	(2,053)
780,000	CAD for USD	HSBC Holdings plc	7/30/10	732,576	(14,451)
1,315,000	CAD for USD	Barclays Bank plc	7/30/10	1,235,047	(43,688)
4,493,000	CAD for USD	Barclays Bank plc	7/30/10	4,219,823	7,818
8,408,000	CAD for USD	Westpac Banking Corp.	7/30/10	7,896,788	(406,327)
16,280,206	CAD for USD	UBS AG	7/30/10	15,290,359	(869,921)
160,000	CHF for USD	HSBC Holdings plc	7/30/10	148,508	10,163
290,000	CHF for USD	Westpac Banking Corp.	7/30/10	269,171	6,460
2,150,000	CHF for USD	HSBC Holdings plc	7/30/10	1,995,576	133,798
2,640,000	CHF for USD	Westpac Banking Corp.	7/30/10	2,450,381	74,973
4,080,000	DKK for USD	HSBC Holdings plc	7/30/10	669,832	582
830,000	EUR for USD	HSBC Holdings plc	7/30/10	1,015,043	5,439
4,000,000	EUR for USD	HSBC Holdings plc	7/30/10	4,891,773	(379,907)
4,443,713	EUR for USD	HSBC Holdings plc	7/30/10	5,434,409	(154,671)
10,000,000	EUR for USD	Barclays Bank plc	7/30/10	12,229,433	(690,867)
48,426,329	EUR for USD	Barclays Bank plc	7/30/10	59,222,656	(5,147,558)
908,735	GBP for USD	HSBC Holdings plc	7/30/10	1,357,741	(34,977)
955,103	GBP for USD	HSBC Holdings plc	7/30/10	1,427,019	43,591
4,650,000	GBP for USD	Barclays Bank plc	7/30/10	6,947,565	321,455
141,110,231	JPY for USD	HSBC Holdings plc	7/30/10	1,596,722	26,999
154,000,000	JPY for USD	HSBC Holdings plc	7/30/10	1,742,575	79,347
500,000,000	JPY for USD	Barclays Bank plc	7/30/10	5,657,712	175,736
500,000,000	JPY for USD	Barclays Bank plc	7/30/10	5,657,712	91,023
36,421,912	NOK for USD	Deutsche Bank AG	7/30/10	5,588,444	(562,867)
130,000	NZD for USD	HSBC Holdings plc	7/30/10	88,997	1,294
15,388,957	NZD for USD	Westpac Banking Corp.	7/30/10	10,535,177	(460,232)
2,160,000	SEK for USD	HSBC Holdings plc	7/30/10	277,014	2,128
3,108,000	SEK for USD	Barclays Bank plc	7/30/10	398,592	5,890
				$233,522,285	$(8,262,243)
(Value on Settlement Date $241,784,528)

International Bond

Notes to Schedule of Investments
AUD = Australian Dollar
CAD = Canadian Dollar
CHF = Swiss Franc
DKK = Danish Krone
EUR = Euro
Euribor = Euro Interbank Offered Rate
GBP = British Pound
JPY = Japanese Yen
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $97,966,000.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$46,013,348, which represented 3.1% of total net assets.
(3) Category is less than 0.05% of total net assets.
(4) The rate indicated is the yield to maturity at purchase.

Geographic classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $1,565,220,011)			$1,489,141,701
Foreign currency holdings, at value (cost of $2,495,165)			2,587,161
Receivable for capital shares sold			5,400,954
Receivable for forward foreign currency exchange contracts			8,420,575
Receivable for variation margin on futures contracts			55,406
Interest receivable			23,119,905
			1,528,725,702

Liabilities
Payable for capital shares redeemed			7,289,377
Payable for forward foreign currency exchange contracts			12,611,850
Accrued management fees			951,999
Service fees (and distribution fees — A Class and R Class) payable			17,725
Distribution fees payable			4,927
			20,875,878

Net Assets			$1,507,849,824

Net Assets Consist of:
Capital paid in			$1,558,770,657
Undistributed net investment income			28,974,933
Undistributed net realized gain on investment and foreign currency transactions			2,286,886
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies			(82,182,652)
			$1,507,849,824

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,135,772,394	84,430,867	$13.45
Institutional Class	$286,816,644	21,313,107	$13.46
A Class	$77,064,500	5,750,846	$13.40*
B Class	$296,893	22,141	$13.41
C Class	$7,666,102	571,768	$13.41
R Class	$233,291	17,377	$13.43
* Maximum offering price $14.03 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Interest	$ 56,436,684

Expenses:
Management fees	13,391,148
Distribution fees:
B Class	2,240
C Class	48,816
Service fees:
B Class	747
C Class	16,272
Distribution and service fees:
A Class	232,921
R Class	1,149
Trustees’ fees and expenses	116,281
Other expenses	89,343
13,898,917

Net investment income (loss)	42,537,767

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,266,590
Futures contract transactions	1,040,416
Foreign currency transactions	6,089,545
17,396,551

Change in net unrealized appreciation (depreciation) on:
Investments	23,280,989
Futures contracts	(655,403)
Translation of assets and liabilities in foreign currencies	(126,615,359)
(103,989,773)

Net realized and unrealized gain (loss)	(86,593,222)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (44,055,455)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 42,537,767	$ 55,007,268
Net realized gain (loss)	17,396,551	10,338,188
Change in net unrealized appreciation (depreciation)	(103,989,773)	(106,288,630)
Net increase (decrease) in net assets resulting from operations	(44,055,455)	(40,943,174)

Distributions to Shareholders
From net investment income:
Investor Class	(58,612,581)	(60,876,073)
Institutional Class	(12,313,281)	(10,199,248)
A Class	(3,967,628)	(3,968,571)
B Class	(8,883)	(6,286)
C Class	(140,276)	(42,029)
R Class	(7,837)	(1,257)
From net realized gains:
Investor Class	—	(22,068,782)
Institutional Class	—	(3,027,750)
A Class	—	(1,504,228)
B Class	—	(3,188)
C Class	—	(26,835)
R Class	—	(651)
Decrease in net assets from distributions	(75,050,486)	(101,724,898)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(41,093,866)	(377,388,866)

Net increase (decrease) in net assets	(160,199,807)	(520,056,938)

Net Assets
Beginning of period	1,668,049,631	2,188,106,569
End of period	$1,507,849,824	$1,668,049,631

Undistributed net investment income	$28,974,933	$54,731,562

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, non-dollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.4925% to 0.6100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010, was 0.81% for the Investor Class, A Class, B Class, C Class and R Class and 0.61% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $1,030,512,323 and $1,074,230,164, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,031,671	$ 377,600,140	26,395,241	$ 371,431,044
Issued in reinvestment of distributions	3,482,944	51,339,940	5,338,410	75,453,308
Redeemed	(38,493,609)	(548,289,790)	(58,006,394)	(797,652,223)
	(8,978,994)	(119,349,710)	(26,272,743)	(350,767,871)
Institutional Class
Sold	14,010,683	203,725,832	12,210,268	173,604,284
Issued in reinvestment of distributions	501,934	7,387,899	443,728	6,279,180
Redeemed	(9,110,144)	(129,155,599)	(13,258,267)	(184,181,565)
	5,402,473	81,958,132	(604,271)	(4,298,101)
A Class
Sold	2,471,302	36,110,176	2,772,369	38,984,210
Issued in reinvestment of distributions	245,066	3,602,136	370,978	5,228,463
Redeemed	(3,441,259)	(49,392,776)	(4,951,082)	(67,957,897)
	(724,891)	(9,680,464)	(1,807,735)	(23,745,224)
B Class
Sold	13,844	208,791	4,089	57,297
Issued in reinvestment of distributions	241	3,556	347	4,892
Redeemed	(5,933)	(86,213)	(7,620)	(103,971)
	8,152	126,134	(3,184)	(41,782)
C Class
Sold	561,019	8,284,892	172,495	2,428,880
Issued in reinvestment of distributions	4,902	72,040	3,313	46,989
Redeemed	(189,916)	(2,660,185)	(79,547)	(1,084,489)
	376,005	5,696,747	96,261	1,391,380
R Class
Sold	22,230	324,010	5,549	76,563
Issued in reinvestment of distributions	533	7,837	135	1,908
Redeemed	(12,490)	(176,552)	(428)	(5,739)
	10,273	155,295	5,256	72,732
Net increase (decrease)	(3,906,982)	$ (41,093,866)	(28,586,416)	$(377,388,866)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Government Bonds	—	$1,305,990,872	—
Credit	—	174,223,618	—
Short-Term Investments	—	1,999,476	—
Temporary Cash Investments	$735	6,927,000
Total Value of Investment Securities	$735	$1,489,140,966	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(4,191,275)	—
Futures Contracts	$(1,582)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(1,582)	$(4,191,275)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign	$8,420,575	Payable for forward foreign	$12,611,850
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation	55,406	Payable for variation	—
	margin on futures contracts		margin on futures contracts
		$8,475,981		$12,611,850

Effect of Derivative Instruments on the Statement of Operations for the Year Ended
June 30, 2010

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on	$5,176,960	Change in net unrealized	$(3,315,292)
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	1,040,416	Change in net unrealized	(655,403)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$6,217,376		$(3,970,695)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended June 30, 2010, the fund did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$75,050,486	$100,918,415
Long-term capital gains	—	$806,483

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of foreign currency gains, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,566,238,665
Gross tax appreciation of investments	$ 53,079,761
Gross tax depreciation of investments	(130,176,725)
Net tax appreciation (depreciation) of investments	$ (77,096,964)
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ (277,967)
Other book-to-tax adjustments	(76,302)
Net tax appreciation (depreciation)	$(77,451,233)
Undistributed ordinary income	$24,041,578
Accumulated long-term gains	$2,488,822

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Trustees approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

Financial Highlights

International Bond

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$14.38	$15.13	$13.69	$13.78	$13.03	$14.76
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.35	0.43	0.45	0.20	0.34	0.30
Net Realized and
Unrealized Gain (Loss)	(0.64)	(0.43)	1.58	(0.26)	0.73	(1.49)
Total From
Investment Operations	(0.29)	—(3)	2.03	(0.06)	1.07	(1.19)
Distributions
From Net
Investment Income	(0.64)	(0.54)	(0.59)	(0.03)	(0.31)	(0.41)
From Net Realized Gains	—	(0.21)	—	—	(0.01)	(0.13)
Total Distributions	(0.64)	(0.75)	(0.59)	(0.03)	(0.32)	(0.54)
Net Asset Value,
End of Period	$13.45	$14.38	$15.13	$13.69	$13.78	$13.03

Total Return(4)	(2.39)%	0.16%	15.03%	(0.45)%	8.25%	(8.23)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.82%	0.83%	0.82%	0.83%(5)	0.82%	0.82%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	2.44%	3.05%	3.01%	2.95%(5)	2.51%	2.17%
Portfolio Turnover Rate	64%	64%	74%	37%	206%	226%
Net Assets, End of Period
(in thousands)	$1,135,772	$1,343,268	$1,811,299	$1,440,762	$1,317,505	$1,040,576

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

International Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$14.39	$15.15	$13.70	$13.78	$13.04	$14.77
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.38	0.46	0.48	0.21	0.35	0.36
Net Realized and
Unrealized Gain (Loss)	(0.64)	(0.44)	1.58	(0.26)	0.74	(1.52)
Total From
Investment Operations	(0.26)	0.02	2.06	(0.05)	1.09	(1.16)
Distributions
From Net
Investment Income	(0.67)	(0.57)	(0.61)	(0.03)	(0.34)	(0.44)
From Net Realized Gains	—	(0.21)	—	—	(0.01)	(0.13)
Total Distributions	(0.67)	(0.78)	(0.61)	(0.03)	(0.35)	(0.57)
Net Asset Value,
End of Period	$13.46	$14.39	$15.15	$13.70	$13.78	$13.04

Total Return(3)	(2.19)%	0.34%	15.29%	(0.34)%	8.43%	(7.98)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.62%	0.63%	0.62%	0.63%(4)	0.62%	0.62%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	2.64%	3.25%	3.21%	3.15%(4)	2.71%	2.37%
Portfolio Turnover Rate	64%	64%	74%	37%	206%	226%
Net Assets, End of Period
(in thousands)	$286,817	$228,895	$250,179	$109,350	$88,812	$6,329

(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

International Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$14.33	$15.07	$13.67	$13.77	$13.01	$14.75
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.32	0.39	0.41	0.18	0.30	0.27
Net Realized and
Unrealized Gain (Loss)	(0.65)	(0.43)	1.54	(0.26)	0.74	(1.51)
Total From
Investment Operations	(0.33)	(0.04)	1.95	(0.08)	1.04	(1.24)
Distributions
From Net
Investment Income	(0.60)	(0.49)	(0.55)	(0.02)	(0.27)	(0.37)
From Net Realized Gains	—	(0.21)	—	—	(0.01)	(0.13)
Total Distributions	(0.60)	(0.70)	(0.55)	(0.02)	(0.28)	(0.50)
Net Asset Value,
End of Period	$13.40	$14.33	$15.07	$13.67	$13.77	$13.01

Total Return(4)	(2.65)%	(0.08)%	14.50%	(0.57)%	8.03%	(8.47)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.07%	1.08%	1.07%	1.08%(5)	1.07%	1.07%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	2.19%	2.80%	2.76%	2.70%(5)	2.26%	1.92%
Portfolio Turnover Rate	64%	64%	74%	37%	206%	226%
Net Assets, End of Period
(in thousands)	$77,065	$92,778	$124,844	$72,787	$65,452	$61,663

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

International Bond

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.33	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.29	0.22
Net Realized and Unrealized Gain (Loss)	(0.63)	(0.44)	0.69
Total From Investment Operations	(0.43)	(0.15)	0.91
Distributions
From Net Investment Income	(0.49)	(0.36)	(0.41)
From Net Realized Gains	—	(0.21)	—
Total Distributions	(0.49)	(0.57)	(0.41)
Net Asset Value, End of Period	$13.41	$14.33	$15.05

Total Return(3)	(3.32)%	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.82%	1.83%	1.82%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.44%	2.05%	1.96%(4)
Portfolio Turnover Rate	64%	64%	74%(5)
Net Assets, End of Period (in thousands)	$297	$201	$258

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

International Bond

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.33	$15.05	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.28	0.22
Net Realized and Unrealized Gain (Loss)	(0.63)	(0.43)	0.69
Total From Investment Operations	(0.43)	(0.15)	0.91
Distributions
From Net Investment Income	(0.49)	(0.36)	(0.41)
From Net Realized Gains	—	(0.21)	—
Total Distributions	(0.49)	(0.57)	(0.41)
Net Asset Value, End of Period	$13.41	$14.33	$15.05

Total Return(3)	(3.32)%	(0.88)%	6.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.82%	1.83%	1.82%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.44%	2.05%	1.93%(4)
Portfolio Turnover Rate	64%	64%	74%(5)
Net Assets, End of Period (in thousands)	$7,666	$2,806	$1,497

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

International Bond

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$14.35	$15.09	$14.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.27	0.34	0.28
Net Realized and Unrealized Gain (Loss)	(0.63)	(0.42)	0.69
Total From Investment Operations	(0.36)	(0.08)	0.97
Distributions
From Net Investment Income	(0.56)	(0.45)	(0.43)
From Net Realized Gains	—	(0.21)	—
Total Distributions	(0.56)	(0.66)	(0.43)
Net Asset Value, End of Period	$13.43	$14.35	$15.09

Total Return(3)	(2.82)%	(0.40)%	6.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.32%	1.33%	1.32%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.94%	2.55%	2.45%(4)
Portfolio Turnover Rate	64%	64%	74%(5)
Net Assets, End of Period (in thousands)	$233	$102	$28

(1)	September 28, 2007 (commencement of sale) through June 30, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century International Bond Funds:

Frederick L.A. Grauer	For:	1,176,137,697
	Withhold:	36,998,290
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	674,619,918
	Against:	15,044,119
	Abstain:	34,632,455
	Broker Non-Vote:	197,360,647

Institutional Class	For:	277,817,407
	Against:	463,021
	Abstain:	3,512,135
	Broker Non-Vote:	9,686,286

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to February 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley
(March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Trustees (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the

Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The JPMorgan Global Traded Government Bond Index (JPM GTGBI) is a market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America, Europe, Asia, and Australia.

The JPMorgan Government Bond Index – Global (GBI Global), excluding U.S. is a market-capitalization weighted index consisting of returns from investing in 13 developed government bond markets with the U.S. excluded.

The fund benchmark is the JPM GTGBI with the U.S. excluded and Japan weighted at 15%.

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American Century International Bond Funds
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69052

ITEM 2. CODE OF ETHICS.

(a)		The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)		No response required.

(c)		None.

(d)		None.

(e)		Not applicable.

(f)		The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)	(3)	Not applicable.

(b)		No response required.

(c)		No response required.

(d)		No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)		Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

		FY 2009:	$29,527
		FY 2010:	$25,215

(b)		Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

		FY 2009:	$0
		FY 2010:	$0

		Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
		(relating to certain engagements for non-audit services with the registrant’s investment adviser
		and its affiliates):

		FY 2009:	$0
		FY 2010:	$0

(c)		Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

		For services rendered to the registrant:

		FY 2009:	$0
		FY 2010:	$0

		Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
		(relating to certain engagements for non-audit services with the registrant’s investment adviser
		and its affiliates):

		FY 2009:	$0
		FY 2010:	$0

(d)		All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

		For services rendered to the registrant:

		FY 2009:	$0
		FY 2010:	$0

		Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
		(relating to certain engagements for non-audit services with the registrant’s investment adviser
		and its affiliates):

		FY 2009:	$0
		FY 2010:	$0

(e)	(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the
		accountant is engaged by the registrant to render audit or non-audit services, the engagement is
		approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
		Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s
		engagements for non-audit services with the registrant’s investment adviser, its parent company,
		and any entity controlled by, or under common control with the investment adviser that

		provides ongoing services to the registrant, if the engagement relates directly to the operations
		and financial reporting of the registrant.

(e)	(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved
		before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
		Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be
		approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)		The percentage of hours expended on the principal accountant’s engagement to audit the
		registrant’s financial statements for the most recent fiscal year that were attributed to work
		performed by persons other than the principal accountant’s full-time, permanent employees was
		less than 50%.

(g)		The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the
		registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser
		whose role is primarily portfolio management and is subcontracted with or overseen by another
		investment adviser), and any entity controlling, controlled by, or under common control with
		the adviser that provides ongoing services to the registrant for each of the last two fiscal years
		of the registrant were as follows:

		FY 2009:	$134,350
		FY 2010:	$178,950

(h)		The registrant’s investment adviser and accountant have notified the registrant’s audit
		committee of all non-audit services that were rendered by the registrant’s accountant to the
		registrant’s investment adviser, its parent company, and any entity controlled by, or under
		common control with the investment adviser that provides services to the registrant, which
		services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
		Regulation S-X. The notification provided to the registrant’s audit committee included
		sufficient details regarding such services to allow the registrant’s audit committee to consider
		the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)		The schedule of investments is included as part of the report to stockholders filed under Item 1
		of this Form.

(b)		Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a) (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a) (3) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 27, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 27, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 27, 2010